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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ICG Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee paid previously with preliminary materials.
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ICG COMMUNICATIONS, INC.

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2003, 8:30 A.M. (EDT)

To the Stockholders of ICG Communications, Inc.:

     We cordially invite you to the 2003 Annual Meeting of Stockholders (the “Meeting”) of ICG Communications, Inc. (the “Company”). The Meeting will be held on Tuesday, June 3, 2003 at 8:30 a.m. Eastern daylight time at 67 Park Place, Morristown, New Jersey. At the Meeting, we expect to act upon the following matters:

     1.     The election of one director to serve on the Company’s Board of Directors;

     2.     The ratification of the adoption by the Board of Directors of the Company’s Directors’ Stock Option Plan;

     3.     The ratification of the appointment of KPMG LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2003; and

     4.     The transaction of such other business as may properly come before the Meeting and at any adjournments thereof.

     Only Stockholders of record of the Company’s common stock, at the close of business on April 25, 2003, which has been fixed as the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting.

     Representation of at least one-third of the shares of common stock of the Company entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the Meeting. Stockholders are welcome to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy card and mail it promptly in the enclosed envelope to ensure that your shares are represented at the Meeting. You may revoke your Proxy at any time prior to the time it is voted. You may also revoke your Proxy by attending the meeting in person.

By Order of the Board of Directors,

/s/ Randall E. Curran
Randall E. Curran Chairman of the Board of Directors and Chief Executive Officer

Englewood, Colorado
May 7, 2003

PROXY STATEMENT
VOTING PROCEDURES
STOCKHOLDER PROPOSALS
REORGANIZATION AND EMERGENCE FROM BANKRUPTCY
PROPOSAL I
ELECTION OF DIRECTOR
BOARD MEETINGS AND COMMITTEES
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values
PROPOSAL II
RATIFICATION OF DIRECTORS’ STOCK OPTION PLAN
PROPOSAL III
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ANNUAL REPORT AND APPENDIX
OTHER MATTERS

ICG COMMUNICATIONS, INC.

PROXY STATEMENT
2003 Annual Meeting of Stockholders
To Be Held June 3, 2003

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of ICG Communications, Inc. (“ICG,” the “Company,” “we” or “us”), to be voted at the 2003 Annual Meeting of Stockholders of the Company (the “Meeting”) which will be held at 67 Park Place, Morristown, New Jersey, on June 3, 2003, at 8:30 a.m. Eastern daylight time and at any postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     The principal executive offices of the Company are located at 161 Inverness Drive West, Englewood, Colorado 80112. The approximate date on which this Proxy Statement and Proxy card were first sent or given to Stockholders was May 8, 2003.

VOTING PROCEDURES

     Stockholders of record of the Company’s common stock (the “Common Stock”) as of the close of business on April 25, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any postponements thereof. On the Record Date, there were 8,000,000 shares of the Company’s common stock authorized, par value $0.01 per share, of which 5,893,250 shares have been issued and are outstanding (“Common Stock”). There were no other classes of voting securities of the Company outstanding on such date. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of one-third of the votes entitled to be cast at the Meeting shall constitute a quorum. For voting purposes, a quorum will be measured based only on the shares that have been issued. If a quorum is present, (i) a plurality of the votes cast by the holders of the Common Stock in person or by proxy at the Meeting is required for the election of directors, and (ii) a majority of the votes cast by the holders of the Common Stock in person or by proxy at the Meeting is required to approve any other matter presented at the Meeting.

     A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained herein. If no specification is indicated on the Proxy, the shares represented thereby will be voted: (i) FOR the election of Randall E. Curran as a director; (ii) FOR the ratification of the adoption of the Directors’ Stock Option Plan; and (iii) FOR the ratification of the appointment of the Company’s auditors, KPMG LLP.

     We do not know of any matters to be presented at this Meeting other than those set forth in this Proxy Statement and accompanying Notice. If any other matters should properly come before the Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Approval of each of the above proposals shall be determined by a majority of the votes cast by the stockholders entitled to vote at the Meeting present in person or represented by proxy, except that the election of the nominee of the Board shall be determined by a plurality of the votes cast. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders and have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and, therefore, do not have the effect of votes in opposition in such tabulations. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     Any Stockholder has the right to revoke his or her Proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at 161 Inverness Drive West, Englewood, Colorado 80112, Attention: Corporate Secretary, a written notice of revocation or duly executed Proxy bearing a later date, or (ii) attending the meeting and voting in person.

     The entire cost of soliciting Proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone or special letter by officers and other employees of the Company for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and proxy material to the beneficial owners of the Common Stock, and such persons may be reimbursed for their expenses.

STOCKHOLDER PROPOSALS

     If a Stockholder intends to present a proposal at the Company’s 2004 Annual Meeting of Stockholders and seeks to have the proposal included in the Company’s Proxy Statement relating to that meeting, pursuant to Rule l4a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must be received by the Company no later than the close of business on January 3, 2004. If a Stockholder wishes to present a matter at the 2004 Annual Meeting of Stockholders that is outside of the processes of Rule l4a-8, the Company must receive notice of such a matter on or before April 4, 2004. After that date, the proposal will be considered untimely and the Company’s proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Secretary of the Company.

REORGANIZATION AND EMERGENCE FROM BANKRUPTCY

     On November 14, 2000, ICG and most of its subsidiaries filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States District Court for the District of Delaware (the “Bankruptcy Court”). The filings were made in order to facilitate the restructuring of the Company’s debt, trade liabilities and other obligations.

     On December 19, 2001, the Company filed a proposed Plan of Reorganization (“Plan”) and a Disclosure Statement in the Bankruptcy Court. Although the Company’s creditors approved the Plan and the Bankruptcy Court confirmed the original Plan, the original Plan did not become effective as a result of certain disagreements relating to exit financing between the Company and Cerberus Capital Management, L.P. (“Cerberus”). After the Company engaged in renegotiations with Cerberus, on July 25, 2002, the Company entered into an agreement with Cerberus that was embodied in a proposed modification to the original Plan of Reorganization. The original Plan, as modified, is referred to herein as the “Modified Plan”.

     The Company determined that the changes reflected in the Modified Plan required a re-solicitation of votes from certain classes of creditors. Thus, on August 23, 2002, the Company submitted the Modified Plan to the Company’s creditors for approval. On October 9, 2002, the Bankruptcy Court entered an order confirming the Modified Plan, which became effective on October 10, 2002 (the “Effective Date”). The implementation of the Modified Plan resulted in, among other things, Restated Articles of Incorporation and By-laws, a new capital structure, the satisfaction or disposition of various types of claims against the predecessor Company and the assumption or rejection of certain lease agreements and executory contracts. Further, all of the Company’s Board members resigned as of the Effective Date and the new Board of Directors (identified below) officially became directors of the Company. On the Effective Date, all of the existing capital stock of the Company was canceled, and the Company was authorized to issue 8,000,000 shares of new Common Stock to the Company’s pre-petition creditors. As of the Record Date, 5,893,250 shares of new Common Stock have actually been issued to creditors. The remainder of the 8,000,000 shares of new Common Stock will be issued upon resolution of pending creditors’ disputes. For financial reporting purposes, we have treated all 8,000,000 shares of new Common Stock as outstanding, pending actual resolution of such disputes.

     Pursuant to the Modified Plan, Cerberus arranged a $25 million senior subordinated secured term loan for ICG (the “Senior Subordinated Term Loan”). Under the terms of this Senior Subordinated Term Loan, subject to certain ownership percentage requirements, Cerberus is entitled to appoint two directors to the Company’s Board of Directors. Pursuant to the Modified Plan, W. R. Huff Asset Management Co. L.L.P. (“Huff”) is also entitled to appoint two directors. Further, the Modified Plan authorized the appointment of the Company’s Chief Executive Officer, Randall E. Curran, to serve as Chairman of the Company’s Board of Directors until the first meeting of Stockholders. According to the Company’s Restated By-laws, certain corporate actions require the approval of a supermajority of the Board of Directors.

PROPOSAL I

ELECTION OF DIRECTOR

     Each member of the Board of Directors is assigned to one of three classes, with one class elected at each successive annual meeting of Stockholders to hold office for a three-year term and until successors of such class have been qualified and elected. Currently, the Board of Directors consists of five members. The current Class I nominee to the Board of Directors is Randall E. Curran, who presently also serves as Chairman. The Board of Directors recommends the election of Mr. Curran as director. Should Mr. Curran not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), Proxies solicited will be voted for a substitute nominee selected by the Board of Directors. Assuming a quorum is present, a plurality of the votes of the shares present, in person or by proxy, at the Meeting is required to elect the nominee as a director in accordance with the Company’s Amended and Restated By-laws.

     The Board of Directors recommends that the Stockholders vote “FOR” the nominee listed below.

Class and
Year in
		Director	Which Term
Name	Title	Since	Will Expire	Age

Randall E. Curran	Chairman of the Board of Directors		Class I
	and Chief Executive Officer	2002	2006	48

     Randall E. Curran has been Chief Executive Officer of the Company since September 2000. Mr. Curran joined the Board of Directors on October 10, 2002. Mr. Curran was formerly Chairman, President and Chief Executive Officer of Thermadyne Holdings Corporation (“Thermadyne”). From 1995 to 2000, Mr. Curran also held several other executive positions at Thermadyne including Chief Operating Officer and Chief Financial Officer. Prior to joining Thermadyne, Mr. Curran held various finance positions with Cooper Industries, Inc., McGraw-Edison Co., and Arthur Andersen & Co.

Directors Not Standing for Election

			Class and
			Year in
		Director	Which Term
Name	Title	Since	Will Expire	Age

Timothy F. Price(1)(2)	Director	2002	Class II	49
			2004
Joseph R. Thornton(1)(2)	Director	2002	Class II	41
			2004
William J. Connors(1)(2)	Director	2002	Class III	32
			2005
John A. Scarpati(1)(2)(3)	Director	2002	Class III	51
			2005

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Chairman of Audit Committee and Compensation Committee

     Timothy F. Price is a managing member of Communications Advisory Group, L.L.C. From 1984 to 1999, Mr. Price served in various capacities with MCI Communications. Mr. Price is former President and Chief Operating Officer of MCI Communications. Prior to that position, Mr. Price served as President (Business Markets), where he led the introduction of Network MCI Business and Proof Positive from MCI. Prior to this role, Mr. Price served as Senior Vice President (Sales) and held senior positions in MCI’s paging and cellular telephony business. Prior to joining MCI, Mr. Price served as Vice President (Marketing) for Warner Amex Cable. In addition, Mr. Price has served on the Boards of Directors of both MCI and WorldCom, SHL Systemhouse, the National Alliance of Business, the Woodruff Foundation and the Corporate 100 of the John F. Kennedy Center for the Performing Arts. Mr. Price currently serves on the Boards of Directors of Anchor Glass Container Corporation, a manufacturer of glass containers, and also serves on the Advisory Board of C&T Access Ventures.

     Joseph R. Thornton is counsel to W.R. Huff Asset Management Co., L.L.C., and has worked with the firm for more than ten years. Mr. Thornton received a BA degree (Economics), and JD and MBA degrees from the University of North Carolina at Chapel Hill. Mr. Thornton has served on the Boards of Directors of e.spire Communications and Uniflex, Inc. and as an observer to the Board of Price Communications. Mr. Thornton is a Chartered Financial Analyst.

     William J. Connors is a Portfolio Manager for W. R. Huff Asset Management Co., L.L.C. and the Chief Investment Officer of WRH Partners Global Securities, LP. Mr. Connors has worked with the Huff group since 1992. Mr. Connors received his undergraduate degree in Applied Mathematics from Drew University and his MBA from Columbia University. Mr. Connors is a Chartered Financial Analyst.

     John A. Scarpati served as Chief Administrative Officer of Global Crossing Ltd. from December 1999 to October 2000. (Global Crossing filed a petition under the federal bankruptcy laws in January 2002.) From July 1998 to December 1999, Mr. Scarpati served in various capacities with AT&T, including Vice President and Chief Financial Officer for the AT&T Business Service Group and Vice President and Chief Financial Officer for AT&T Local Network Services. From 1984 until 1998, Mr. Scarpati served in several financial roles including Senior Vice President and Chief

Financial Officer for Teleport Communications Group, Inc., which was acquired by AT&T in 1998. Mr. Scarpati also has served as Vice President (Manager of Acquisitions) at Merrill Lynch & Co., Inc.

     Executive Officers of the Company

     Richard E. Fish, Jr., age 37, has been Executive Vice President and Chief Financial Officer of the Company since December 2000. Prior to this position, Mr. Fish was Senior Vice President of Finance since September 1999. Before joining the Company, Mr. Fish was Director-Access Management with AT&T Corporation from 1998 to 1999. AT&T acquired Teleport Communications Group, Inc. in 1998 where Mr. Fish was Director-Operations since 1995.

     Michael D. Kallet, age 49, has been Executive Vice President — Operations and Chief Technology Officer of the Company since June 1999. Mr. Kallet was also General Manager and Chief Operations Officer of ICG NetAhead, Inc., a former subsidiary of the Company, from February 1999. Prior thereto, he was Senior Vice President of Products and Services of ICG NetAhead, Inc. since December 1995. Prior to joining ICG NetAhead, Inc., Mr. Kallet held several positions in the technology industry, including positions at IBM, Computer Support Corporation, Walker Interactive and Software Publishing Corporation (Harvard Graphics).

     Bernard L. Zuroff, age 47, has been Executive Vice President, General Counsel and Secretary of the Company since October 2000. Prior to this position, Mr. Zuroff was Assistant General Counsel and Corporate Attorney since July 1996. Before joining the Company, he had eleven years of experience as an attorney with Gorsuch Kirgis, L.L.C., the Resolution Trust Company and Infotel, Inc.

     John V. Colgan, age 57, has been Senior Vice President of Finance and Controller since January 2000. From April 1994 through December 1999, Mr. Colgan served in several roles with the Company including Vice President of Financial Planning and Analysis and Senior Vice President of Finance for ICG Telecom Group, Inc., a subsidiary of the Company. Prior thereto, Mr. Colgan held several executive positions in the transportation and logistics industry, including positions with TLN, Inc., MNX, Inc., and Burlington Northern Motor Carriers, a subsidiary of Burlington Northern, Inc. Prior to joining Burlington Northern, Inc., Mr. Colgan was a senior manager at Arthur Andersen & Co. where he spent approximately ten years.

     There are no family relationships between any current director or officer or any other current director or officer.

BOARD MEETINGS AND COMMITTEES

     As noted in the section of this Proxy Statement entitled “Reorganization and Emergence From Bankruptcy,” the Board of Directors of the predecessor company resigned as of October 10, 2002 (the “Old Board”) and a new Board simultaneously was appointed pursuant to the Modified Plan. During the Company’s bankruptcy proceedings (November 14, 2000 through October 9, 2002), the Company was controlled primarily by a Special Executive Committee of the Old Board (“Special Executive Committee”), which consisted of Messrs. William J. Laggett, Walter L. Threadgill, Leontis Teryazos and John U. Moorhead. The Special Executive Committee was empowered to act for the entire Old Board with respect to all matters except matters for which delegation is prohibited by law. The actions taken by the Special Executive Committee were binding and did not require ratification by the Old Board to be legally effective. The Special Executive Committee held five meetings during fiscal 2002, for which there was at least 75% attendance by its members at all meetings.

     There were four meetings of the Board of Directors of the Company held during the fiscal year ended December 31, 2002. Of these four meetings, the Old Board held two and two were held by the new Board. Each director serving on the Old Board attended 100% of the meetings of the Old Board held in 2002, and each director serving on the new Board attended 100% of the meetings of the new Board held in 2002.

     The new Board has an Audit Committee and a Compensation Committee. The Audit Committee of the Old Board held two meetings during fiscal 2002 for which there was at least 75% attendance by its members. The Audit Committee of the new Board did not meet during fiscal 2002. No Compensation Committee Meetings (of either the old or new Boards) were held during fiscal 2002. The new Board does not currently have a Special Executive Committee.

     The Audit Committee is responsible for the appointment of independent public accountants, the approval of audit fees and any non-audit services performed by the independent public accountants, reviewing and approving the scope of audit activities performed by the independent public accountants, reviewing accounting practices and controls, and reviewing audit results. The Audit Committee currently consists of John A. Scarpati (Chairman), William J. Connors, Timothy F. Price and Joseph R. Thornton.

     The Compensation Committee is responsible for reviewing and establishing the compensation structure for the Company’s directors and officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering the ICG Communications, Inc. Year 2002 Stock Option Plan. The Compensation Committee currently consists of John A. Scarpati (Chairman), William J. Connors, Timothy F. Price and Joseph R. Thornton.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     Pursuant to the Modified Plan, Cerberus arranged the $25 million Senior Subordinated Term Loan for ICG, the proceeds of which were distributed pro rata to holders of the Company’s prepetition secured notes. The lenders of the Senior Subordinated Term Loan received two separate sets of warrants to purchase a total of 673,684 additional shares of Common Stock. See “ Security Ownership of Certain Beneficial Owners and Management.”

     As part of the Modified Plan, the Restated By-laws of the Company provide that under certain conditions that are currently satisfied, Huff and Cerberus each have the right to appoint up to two individuals to the Company’s Board of Directors. Further, Cerberus has the option to appoint one non-voting, non-participating observer to the Company’s Board of Directors. Accordingly, Cerberus appointed Timothy F. Price and John A. Scarpati as members of the Board of Directors of the Company and Seth Plattus as the non-voting observer. Huff appointed William J. Connors and Joseph R. Thornton as members of the Board of Directors. Mr. Connors and Mr. Thornton are both currently employed by Huff.

     Furthermore, in connection with the approval of the Modified Plan by the Bankruptcy Court, Huff and the Company executed a letter agreement, dated as of July 25, 2002, pursuant to which, among other things, Huff, as investment manager on behalf of certain accounts, shall cause one or more of the individuals who were appointed by Huff pursuant to the provisions in the Restated By-laws of the Company referred to above, to resign from the Company’s Board of Directors upon the reduction of such accounts’ ownership of shares to certain specified percentages.

Executive Employment Agreements

     The Company and its subsidiaries have employment agreements with Randall E. Curran, Richard E. Fish, Jr., Michael D. Kallet, Bernard L. Zuroff, Robert Athey, Brian Cato, Darlinda Coe, John V. Colgan, Gayle Landis, and James F. Smith.

     Mr. Curran’s employment agreement, as amended, provides for a month-to-month term at an annual base salary of $900,000, which may be increased from time to time in accordance with normal business practices of the Company. Subject to the Company achieving certain financial targets established by the Company’s Board, the agreement also provides for performance bonuses in an amount equal to twelve months’ base salary at the rate then in effect based upon performance targets to be established at the discretion of the Company’s Board or the Compensation Committee thereof. In addition, Mr. Curran is entitled to benefits as are generally provided to the Company’s senior executives including reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. If the agreement is terminated by the Company for any reason other than Mr. Curran’s death, disability, or for cause, or is terminated by Mr. Curran for good reason (as defined therein), Mr. Curran will receive a lump sum severance in an amount equal to fifteen months’ base salary at the rate then in effect. If Mr. Curran’s employment is terminated in the case of death, his estate will receive an amount equal to twelve months’ base salary.

     The Company’s employment agreements with Richard E. Fish, Jr., Michael D. Kallet, Bernard L. Zuroff, Robert Athey, Brian Cato, Darlinda Coe, John V. Colgan, Gayle Landis, and James F. Smith provide for base salaries and such other benefits as are generally provided to senior executives, including reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. These employment agreements may be terminated by the Company with or without cause or by the employee upon the occurrence of a constructive dismissal (as defined therein). If an agreement is terminated by the Company for any reason other than the employee’s death, disability or for cause, or if there is a constructive dismissal, the employee will receive an amount equal to twelve months’ salary at the rate then in effect. Fifty percent will be paid in a lump sum within 15 days of termination and the remaining fifty percent is payable in twelve installments commencing 30 days after termination. If the employee obtains new employment within such twelve-month period, the severance is subject to mitigation on a dollar for dollar basis. If the employee’s employment is terminated in the case of death, his/her estate will receive an amount equal to three months’ base salary. Messrs. Kallet, Zuroff, Athey, Cato, Colgan, and Smith and Ms. Coe and Ms. Landis are subject to a ten-year confidentiality covenant and a one-year non-interference commitment following termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As used in this Proxy Statement, “beneficial ownership” means the sole or shared power to direct the voting and/or disposition of shares of Common Stock. In addition, a person is deemed to have beneficial ownership of any shares of Common Stock that person has a right to acquire within 60 days.

Ownership of Management

     The following table sets forth, as of April 25, 2003, the number of shares of ICG Common Stock owned by certain officers and directors of ICG individually and as a group. The persons named in the table below are hereinafter referred to as “Named Executive Officers” and have sole voting and investment power with respect to all of the shares of ICG Common Stock owned by them, unless otherwise noted.

	Amount/Nature of
	Beneficial
Name of Beneficial Owner	Ownership		Percentage(1)

Randall E. Curran(2) Chief Executive Officer	—		—

Richard D. Fish, Jr.(2) Executive Vice President, Chief Financial Officer	—		—

Michael D. Kallet(2) Executive Vice President — Operations and Chief Technology Officer	—		—

Bernard L. Zuroff(2) Executive Vice President, General Counsel & Secretary	—		—

John V. Colgan(2) Senior Vice President — Finance and Controller	—		—

William J. Connors Director	10,000	(3)	.125%

Timothy F. Price Director	10,000	(3)	.125%

John A. Scarpati Director	10,000	(3)	.125%

Joseph R. Thornton Director	10,000	(3)	.125%

All executive officers and directors as a group (9 persons)	40,000		.5%

1.	Based on 8,000,000 outstanding shares on April 25, 2003, plus shares that may be acquired by the person pursuant to any options or warrants exercisable within 60 days. Each Named Executive Officer and director owned less than one percent of the outstanding shares of Common Stock.

2.	On October 10, 2002, Messrs. Fish, Kallet, Zuroff and Colgan were granted options under the ICG Communications, Inc. Year 2002 Stock Option Plan. Mr. Curran was granted options under this Plan on February 28, 2003. All such options vest over a three-year period from the date of the grant, with the first vesting date being October 10, 2003 for Messrs. Fish, Kallet, Zuroff and Colgan and February 28, 2004 for Mr. Curran. Thus, none of the options are currently vested and consequently none of the Named Executive Officers beneficially own any voting securities.

3.	Reflects shares that may be acquired pursuant to the exercise of outstanding options granted under the ICG Communications, Inc. Directors’ Stock Option Plan.

Beneficial Owners of more than 5% of the Outstanding Common Stock

     To the best of our knowledge, based solely on filings with the Securities and Exchange Commission, the following are the only persons who own beneficially more than 5% of the Company’s Common Stock outstanding as of April 25, 2003.

				Percent of		Percent of		Percent of
Name and Address		Percent of	Sub Note	Sub Note	Nominal	Nominal		Beneficial
of	Warrants	Warrants	Warrants	Warrants	Warrants	Warrants	Common	Ownership
Beneficial Owner	(1)	(1)	(2)	(2)	(3)	(3)	Stock	(4)

William R. Huff(5) c/o Huff Asset Management Co., L.L.C. 67 Park Place Morristown, NJ 07690	290,272	36.5%	—	—	—	—	1,502,827	21.6%
Stephen Feinberg(6) c/o Cerberus Capital Management, L.P. 450 Park Avenue - 28th Floor New York, NY 10022	81,490	10.2%	180,000	90.0%	426,316	90.0%	727,819	16.3%

1.	Pursuant to the Modified Plan, which became effective on October 10, 2002, the Company issued 800,000 warrants to purchase shares of Common Stock at a conversion price of $9.12 to holders of allowed general unsecured claims against ICG Communications, Inc. and ICG Holdings, Inc.

2.	In connection with the Company’s bankruptcy exit financing, provided in the form of subordinated notes of $25,000,000, the Company issued 200,000 warrants to purchase Common Stock at a conversion price of $9.12.

3.	In connection with the exit financing, provided in the form of subordinated notes of $25,000,000, the Company issued 473,684 warrants to purchase Common Stock at a conversion price of $0.01.

4.	Based on 8,000,000 outstanding shares of Common Stock on March 14, 2003, plus shares that may be acquired by the person pursuant to any options or warrants exercisable within 60 days.

5.	As of April 25, 2003, pursuant to the Modified Plan, certain separately managed accounts of Huff, have been issued, in the aggregate, approximately 1,107,067 shares and warrants to purchase an aggregate of approximately 172,170 additional shares (subject to adjustments in certain circumstances). Based on Form 13D filed by Huff on February 7, 2002, it is anticipated that Huff will be issued, in the aggregate, approximately 395,760 shares of Common Stock, and warrants to purchase an aggregate of approximately 118,102 additional shares of Common Stock (subject to adjustments in certain circumstances).

6.	Pursuant to the Modified Plan, Cerberus, Cerberus International, Ltd. and Cerberus Institutional Partners, L.P., are to be issued, in the aggregate, approximately 727,819 shares of Common Stock and warrants to purchase an aggregate of approximately 81,490 additional shares of Common Stock (subject to adjustments in certain circumstances). In addition, Madeleine L.L.C., a subsidiary of Cerberus, is the holder of warrants to purchase an aggregate of 606,316 shares of Common Stock (subject to adjustments in certain circumstances).

DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

     The Company compensates its non-employee directors $26,000 per year. The Company also compensates its non-employee directors $1,000 for attendance in person at meetings of the Board of Directors. In addition, the Chairman of the Compensation and Audit Committees receives an annual fee of $25,000 for each committee. On February 10, 2003, all non-employee directors of the Company were granted options for the 2003 fiscal year to purchase 10,000 shares of Common Stock under the Directors’ Stock Option Plan. Such options fully vested on the date of grant, February 10, 2003.

Compensation Committee Interlocks and Insider Participation

     No current executive officer of the Company has ever served as a member of the board of directors, or any committee thereof, of any other entity that has or has had one or more executive officers serving as a member of the Company’s Board, or any committee thereof.

     Since October 10, 2002, the Compensation Committee consists of four non-employee directors: John A. Scarpati, who serves as Chairman, William J. Connors, Timothy F. Price and Joseph R. Thornton. From January 1 to October 10, 2002, the Compensation Committee consisted of William J. Laggett, Walter L. Threadgill, Leontis Teryazos and John U. Moorhead. None of the individuals serving on the Compensation Committee during fiscal year 2002 was an officer or employee of the Company during the 2002 fiscal year, was an officer of the Company prior to the 2002 fiscal year or had any relationship that required disclosure under the “Certain Relationships and Related Transactions” heading.

Compensation Committee Report on Executive Compensation

     During the pendency of the Company’s bankruptcy, all major issues regarding compensation were decided by the Special Executive Committee. Upon emergence from bankruptcy, the Board of Directors appointed a new Compensation Committee and adopted an amended and restated charter. The Committee’s responsibilities include:

•	The evaluation and implementation of fair, reasonable and competitive compensation practices for executive officers and other key employees of the Company based on the Company’s established goals and objectives.

•	Oversight of broad-based employee compensation policies and programs.

•	Oversight of the Company’s retirement and employee benefit plans.

     Annual compensation for executives consists of base salary and performance-based bonuses. In general, the Company targets base salary levels for Company executives competitive with executives in peer companies. Typically, the performance award is based upon the Company’s attainment of certain annual EBITDA targets. Payments are made only if financial performance meets or exceeds the threshold targets. The awards recognize and reward employees whose performance, contribution and skill promote the achievement of the Company’s long-term financial and business objectives, align the interests of employees and Stockholders, improve ICG’s earnings, and attract, motivate and retain employees.

     The Company also employs long-term equity incentives in the form of stock options. Stock options align the interests of employees and Stockholders because they only have value if the stock price increases. The options have a term of ten years, are granted at the market price on the date of grant, and encourage employees’ continued commitment to the Company’s performance. Further, the Committee believes that options help retain key employees because such options typically vest over a three-year period and are forfeited if the employee leaves the Company prior to vesting. Certain members of senior management received stock option grants as of the Effective Date. See "Equity Compensation Plan Information” for details.

     The Company also has employment agreements with certain of its executive officers that provide for various other benefits. See “Executive Employment Agreements” for descriptions of those agreements.

     The Compensation Committee established the existing executive compensation program to encourage and reward management’s efforts to strengthen the Company’s business. The Company operates in a competitive marketplace and needs to retain well-qualified executive talent. Executive compensation is reviewed regularly to ensure compliance within existing guidelines and for competitiveness in the marketplace.

     The Compensation Committee has reviewed the compensation of the Company’s executive officers and has concluded that their compensation is reasonable and appropriate. The Compensation Committee continually evaluates the compensation of the Company’s executive officers, including an assessment of compensation reports for comparable companies and for the telecommunications industry in particular. The Compensation Committee believes that maintaining suitable executive compensation programs is necessary to support the future progress of the Company.

Respectfully submitted,

William J. Connors Timothy F. Price John A. Scarpati Joseph R. Thornton (Members of the Compensation Committee)

Executive Compensation and Other Benefits

     Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of Randall E. Curran, the Company’s Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Company for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000. The Company has not maintained any long-term incentive plans, and the Company has not granted stock appreciation rights. On October 10, 2002, as part of the Modified Plan, certain members of senior management were granted options under the ICG Communications, Inc. Year 2002 Stock Option Plan.

Summary Compensation Table

							Long-term
	Annual Compensation						Compensation

						Other Annual	Securities
	Fiscal					Compensation	Underlying	All Other
Name and Principal Position	Year	Salary($)		Bonus($)		($)1	Options	Compensation ($)

Randall E. Curran	2002	861,923		700,000	[2]	—	—	6,000	[3]
Chief Executive Officer	2001	900,000		900,000	[4]	391,734 [5]	—	—
	2000	225,000		—		—	—	—

Richard E. Fish, Jr.	2002	287,616		—		—	43,714	6,000	[3]
Executive Vice President	2001	258,462		241,000	[6]	—	—	5,100	[3]
Chief Financial Officer	2000	168,654		80,630	[7]	—	60,000 [8]	13,563	[9]

Michael D. Kallet	2002	380,577		500,238	[2]	—	83,785	6,000	[3]
Executive Vice President	2001	350,000		466,000	[10]	—	—	5,322	[11]
Operations and Chief Technology Officer	2000	283,924	[12]	207,020	[13]	59,197 [14]	88,905 [8]	46,963	[15]

Bernard L. Zuroff	2002	247,539		—		—	36,428	7,937	[16]
Executive Vice President	2001	210,769		118,000	[17]	—	—	5,100	[3]
General Counsel & Secretary	2000	140,000		51,837	[18]	—	33,300 [8]	9,478	[3]

John V. Colgan	2002	209,308		—		—	26,250	6,431	[3]
Sr. Vice President -	2001	193,654		133,792	[19]	—	—	5,100	[3]
Finance and Controller	2000	171,923		79,070	[20]	—	56,750 [8]	36,609	[21]

1.	For such persons for whom no amount is disclosed in this column, such amounts were less than 10% of the combined amount of the person’s salary and bonus. However, in the Company’s Forms 10-K for fiscal years ended December 31, 2000 and 2001, respectively, all amounts for perquisites and other personal benefits were included in this column, regardless of amount. Further, amounts for 401(k) contributions which were previously included in this column are now reflected in the column “All Other Compensation.”

2.	The amounts shown in this column for Mr. Curran and Mr. Kallet represent bonuses earned pursuant to the terms of their respective employment agreements for the Company’s successful emergence from bankruptcy.

3.	Consists of Company contributions to 401(k) plan.

4.	Incentive bonus earned in 2001 but paid in 2002.

5.	Includes $6,111 for car allowance; $383,887 for taxable relocation expenses and $1,736 of non-taxable relocation expenses.

6.	Includes $160,000 for retention bonus and $81,000 for incentive bonus earned in 2001 but paid in 2002.

7.	Includes $40,630 incentive bonus and $40,000 retention bonus.

8.	Such options were with respect to the Company’s common stock that was cancelled as part of the Modified Plan.

9.	Includes Company contributions to 401(k) plan and 401(k) Wraparound Deferred Compensation Plan.

10.	Includes $340,000 for retention bonus and $126,000 for incentive bonus earned in 2001 but paid in 2002.

11.	Includes $3,712 in Company contributions to 401(k) plan and $1,610 in executive life insurance premiums.

12.	Includes $283,462 in annual salary and $462 of retroactive salary that was paid in 2000.

13.	Includes $122,020 incentive bonus and $85,000 retention bonus.

14.	Taxable relocation expenses.

15.	Includes $16,871 for Company contributions to 401(k) plan and 401(k) Wraparound Deferred Compensation Plan, $1,610 for executive life insurance payments and $28,482 for distribution of amounts under the Company’s 401(k) Wraparound Deferred Compensation Plan.

16.	Includes $1,780 for executive life insurance premium and $6,157 Company contributions to 401(k) plan.

17.	Includes $52,000 for retention bonus and $66,000 for incentive bonus earned in 2001 but which was paid in 2002.

18.	Consists of $38,837 incentive bonus and $13,000 retention bonus.

19.	Consists of $80,000 retention bonus and $53,792 for incentive bonus which was earned in 2001 but paid in 2002.

20.	Includes $59,070 incentive bonus and $20,000 retention bonus.

21.	Includes $4,712 in accrued and unused vacation, $19,249 for distribution of amounts under the Company’s Wraparound Deferred Compensation Plan, and $12,648 for Company contributions to 401(k) plan and 401(k) Wraparound Deferred Compensation Plan.

Stock Options

Option/SAR Grants in Last Fiscal Year

     The Company granted no stock appreciation rights during fiscal year 2002 to the Named Executive Officers or to other employees. Options granted to the Named Executive Officers prior to the Company’s filing for bankruptcy were cancelled as part of the Modified Plan. On October 10, 2002, certain executives were granted options under the ICG Communications, Inc. Year 2002 Stock Option Plan as set forth below.

					Potential realizable value
					at assumed annual rates
					of stock price
					appreciation for option
	Individual Grants				term

		Percent of
	Number of	total
	securities	options/SARs	Exercise or base	Expiration	5%($)	10% ($)
Name and Principal Position	underlying	granted to	base price	date
	Options/SARs	employees in	($/Sh)
	granted (#)	fiscal year

Randall E. Curran(1)	—	—	—	—	—	—
Chief Executive Officer

Richard E. Fish, Jr.	43,714	5.691	9.12	10-9-12	250,722	635,379
Executive Vice President - Chief Financial Officer

Michael D. Kallet	83,785	10.908	9.12	10-9-12	480,550	1,217,809
Executive Vice President - Operations and Chief Technology Officer

Bernard L. Zuroff	36,428	4.742	9.12	10-9-12	208,933	529,478
Executive Vice President - General Counsel

John V. Colgan	26,250	3.417	9.12	10-9-12	150,557	381,541
Sr. Vice President - Finance and Controller

1.	Mr. Curran was granted 40,000 options to purchase ICG Common Stock on February 28, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

     The following table provides information as to options exercised by each of the Named Executive Officers during fiscal year 2002. The table sets forth the value of options held by such officers at year-

end measured in terms of the Company’s Common Stock on December 31, 2002.

(a)	(b)	(c)	(d)		(e)
			Number of		Value of Unexercised In-the-
			Securities Underlying		Money Options/SARs at FY
			Unexercised Options/SARs at		End ($000s)
	Shares	Value	FY-End (#)
	Acquired on	Realized
Name	Exercise (#)	($000s)	Exercisable	Unexercisable	Exercisable	Unexercisable

Randall E. Curran(1) Chief Executive Officer	—	—	—	—	—	—

Richard E. Fish, Jr. Executive Vice President - Chief Financial Officer	—	—	—	43,714	—	—

Michael D. Kallet Executive Vice President - Operations and Chief Technology Officer	—	—	—	83,785	—	—

Bernard L. Zuroff Executive Vice President - General Counsel	—	—	—	36,428	—	—

John V. Colgan Sr. Vice President - Finance and Controller	—	—	—	26,250	—	—

1.	Mr. Curran was granted 40,000 options on February 28, 2003.

Performance Graph

     The following is a line-graph presentation comparing cumulative stockholder returns on an indexed basis with the NASDAQ Composite Index and an index of peer companies selected by the Company (“Peer Group”).

     Pursuant to the Company’s Modified Plan, all of the Company’s old equity securities were cancelled and new Common Stock was authorized to be issued as of October 10, 2002. No consideration was given to the holders of the old equity securities. Accordingly, comparisons of the Company’s stock performance prior to October 10, 2002 are not meaningful and have not been included. The new Common Stock of the Company does not trade on a national exchange, but rather trades on the NASD’s over-the-counter Bulletin Board under the symbol ICGC.

     The graph below sets forth information on stockholder return for the period from October 10, 2002 through December 31, 2002.

Total Return Analysis

	10/10/2002	12/31/2002
ICG Communications, Inc.	$100.00	$10.91
Peer Group(1)	$100.00	$129.96
Nasdaq Composite	$100.00	$107.70

(1)	The industry peer group consists of competitive local exchange carriers with common stock registered under the Exchange Act and trading on a U.S. stock exchange, and includes: Focal Communications Corporation (FCOMQ.OB), Level 3 Communications, Inc. (LVLT), Time Warner Telecom, Inc. (TWTC), McLeodUSA Incorporated (MCLD), Allegiance Telecom, Inc. (ALGX).

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company, the Company believes that during the year ended December 31, 2002, its executive officers, directors and greater than ten percent stockholders complied with all Section 16(a) filing requirements.

PROPOSAL II

RATIFICATION OF

DIRECTORS’ STOCK OPTION PLAN

General

     The Board of Directors of the Company has adopted the Directors Stock Option Plan (the “Option Plan”) pursuant to which each non-employee director has been granted options. The Board requests that the Stockholders of the Company ratify the adoption of the Directors’ Option Plan.

     A summary of the principal features of the Option Plan is provided below, but this summary is qualified in its entirety by reference to the full text of the Option Plan which was filed electronically as Exhibit 10.8 to the Company’s 2002 Annual Report filed on Form 10K. Such text is not included in the printed version of this Proxy Statement. Copies of the Option Plan may be obtained from the Company and will also be available for inspection at the Meeting.

Purpose and Effective Date

     The purpose of the Option Plan is to attract and retain qualified persons to serve as directors of the Company, to provide incentive compensation opportunities to directors that are comparable to those of our competitors, and to align directors’ interests to those of ICG’s other Stockholders; thereby promoting the long-term financial interest of the Company and its subsidiaries. The Option Plan provides for the granting of stock options as determined by a committee appointed by the Board of Directors. All non-employee directors of ICG are eligible to participate in the Option Plan.

     The Option Plan authorizes the grant of awards relating to an aggregate of 120,000 shares of Common Stock. If any corporate transaction occurs which causes a change in the capitalization of ICG such as a reorganization, recapitalization, stock split, stock dividend, reverse stock split, share combination, merger, consolidation, acquisition of property or shares, separation, spinoff, stock rights offering, liquidation, or similar event of or by the Company, the number and kind of shares of Common Stock available, or the number and kind and/or price of the shares of Common Stock subject to outstanding awards granted under the Option Plan, will be adjusted appropriately and equitably to prevent dilution or enlargement of the optionee’s rights. Shares underlying awards will be counted against the 120,000 shares limitation and may be reused to the extent that an award expires, is terminated unexercised or forfeited, or shares of Common Stock are returned to ICG’s treasury as a result of any form of “cashless” exercise of options or tax withholding of shares permitted by the committee under the Option Plan. It is expected that Common Stock issued under the Option Plan will be issued from the Company’s authorized but unissued shares of Common Stock. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     The Option Plan became effective as of February 10, 2003, and will continue until the Option Plan’s tenth anniversary. In the event of a termination, the Option Plan will remain in effect so long as any awards remain outstanding.

Awards Available Under The Option Plan

     The committee administering the Option Plan may grant to directors non-qualified stock options (NSOs). The exercise price for any option granted under this Option Plan must be at least equal to 100% of the fair market value of the Common Stock on the date the option is granted. NSOs will expire at times the committee determines at the time of grant; however, no award can be exercisable later than the tenth anniversary after the grant.

     The exercise price for NSOs is payable by cashier’s check or certified check, or if acceptable to the committee, by tendering shares of Common Stock having a fair market value equal to the exercise price, by share withholding, by any form of cashless exercise, or a combination of cash and cashless exercise as determined by the committee.

     Awards granted under the Option Plan are exercisable or payable at the times and subject to the restrictions and conditions the committee establishes. It is not possible at this time to determine the awards that will be granted in the future to directors pursuant to the Option Plan.

Vesting

     Each NSO will become vested according to the vesting schedule contained in the award agreement. If no vesting schedule is provided, the NSO will become 100% vested upon its grant date. Only upon exercise of the option will the holder have the rights of a Stockholder with respect to the shares of Common Stock subject to an award under the Option Plan.

Termination of Option Grant

     Except as otherwise provided in an award agreement, if a holder of an option grant dies or become disabled during the exercise period while still serving as a director, the NSO may be exercised by those entitled to do so (beneficiaries in the event of a death) within eighteen months following the death or disability (provided that an exercise must occur within the exercise period), but not thereafter. Except as otherwise provided in the award agreement, if the service of a director is terminated within the exercise period for any reason other than for cause or death or disability, the director may exercise the NSO within 90 days following the date of termination (provided that an exercise must occur within the exercise period) but not thereafter.

     The NSO may be exercised only as to the shares of Common Stock as to which the NSO had become exercisable on or before the date of termination, death, or disability. In the event the service of a director of ICG is terminated for cause, any NSO then held by the director, whether or not vested, will be cancelled and will become void, and the director will have no further interest in the NSO.

Plan Administration

     The Option Plan will be administered by a committee consisting of two or more members of the Board of Directors appointed by the Board of Directors of ICG. The members of the committee serve for a period decided in the sole discretion of the Board of Directors and may be removed from the committee at any time at the sole discretion of the Board of Directors. The committee members do not receive any compensation for administering the Option Plan, other than the standard fees as established from time to time by the Board of Directors for services by them on committees. The committee will be comprised of those individuals deemed necessary by the Board of Directors, in its sole discretion, to comply with applicable securities and tax rules and regulations. The committee has full authority to decide all questions of interpretation and application of the provisions of the Option Plan and its decisions are final and binding upon all employees in the Option Plan.

     The Board of Directors may amend, suspend or terminate the Option Plan at any time; provided that no amendment may materially adversely affect any outstanding award without the consent of the holders.

Restrictions On The Resale Of Shares Received Under The Option Plan

     Directors are generally considered to be “affiliates” of ICG under the rules and regulations promulgated under the Securities Act of 1933. Affiliates may not offer or sell the shares of Common Stock they acquire under the Option Plan, unless the offers and sales are made pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933; or in accordance with the conditions and limitations contained in Rule 144 promulgated under the Securities Act of 1933.

Federal Income Tax Consequences of Awards Under the Option Plan

     The Company has been advised by our counsel that under currently applicable provisions of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences may be expected by the directors and by ICG with respect to the grant and exercise of awards under the Option Plan:

     NSOs. The grant of an NSO will not result in taxable income to the holder. Except as described below, the holder will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price for those shares, and ICG will be entitled to a corresponding deduction. Gains or losses realized upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an NSO through the delivery of previously acquired shares of Common Stock generally will be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon an exchange that are in excess of the number given up will be taxable at the time of the exercise as ordinary income. The excess shares will have a new holding period for capital gains purposes and a basis equal to the value of the shares determined at the time of exercise.

     Withholding of Taxes. ICG may deduct the amount of any tax required by law to be withheld with respect to the payment from any payment or distribution of shares under the Option Plan. The Company also may require the holder to pay this amount to the Company prior to, and as a condition of, making an award payment or distribution. Subject to rules and limitations established by the committee, the holder may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of Common Stock from any payment under the Option Plan or by delivering shares of Common Stock to the Company. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding satisfied by this election will be determined using the fair market value of the Common Stock on the date when the amount of taxes to be withheld is determined.

     The use of shares of Common Stock to satisfy any withholding requirement will be treated, for Federal income tax purposes, as a sale of those shares for an amount equal to the fair market value of the Common Stock on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Common Stock are delivered to satisfy a withholding requirement, the disposition of the shares would result in the recognition of gain or loss for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

     Change In Control. Any acceleration of the vesting or payment of awards under the Option Plan in the event of a change in control of ICG may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the holder to a 20% excise tax and which may not be deductible by ICG.

     The Board of Directors recommends a vote “FOR” Proposal II.

PROPOSAL III

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     After considering the past performance and qualifications of KPMG LLP, the Audit Committee of the Board of Directors has reappointed KPMG LLP as independent auditors to audit and report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2003. The Board of Directors has determined that it is desirable to request that the Stockholders of the Company ratify this appointment.

     Fees billed to the Company by KPMG LLP for services rendered during fiscal year 2002 and 2001 were as follows:

	2002	2001

Audit fees:	$550,000	$511,000
Audit-related fees:(1)	$202,000	$53,000
Tax fees:(2)	$277,000	$756,000
All other fees:(3)	$30,000	$126,000

1.	Audit-related fees are primarily related to KPMG LLP’s consultations with the Company in regard to the implementation of new accounting methods, including “fresh start” accounting, and for other services related to the Company’s filing and emergence from Chapter 11 bankruptcy.

2.	Tax fees primarily consist of state, local and national tax consultations.

3.	Other fees relate to non-auditing support services provided in conjunction with the Company’s bankruptcy proceedings, including assistance with bankruptcy filings and responding to information requests by the Company’s creditors and the Company’s unsecured Creditors’ Committee.

     Representatives of KPMG LLP are not expected to attend the Meeting. We will, however, make KPMG representatives available both during and, upon request, after the Meeting via telephone conference to respond to appropriate Stockholder questions.

     The Board of Directors recommends a vote “FOR” Proposal III.

Report of the Audit Committee

     The Audit Committee of the Board of Directors oversees the integrity of the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee is also responsible for the Company’s compliance with legal and regulatory requirements, the Company’s system of internal controls and the qualifications, independence and performance of its external auditors. The Audit Committee is governed by a written charter, a copy of which is attached to this Proxy Statement. All members of the Audit Committee are independent as defined in the Audit Committee Charter. Further, we believe that Mr. Scarpati is independent as defined in Rule 4200(a)(15) of the NASD’s listing standards. Because of Messrs Thornton’s and Connors’ association with Huff and Mr. Price’s association with Cerberus, we do not believe they would qualify as independent under Rule 4200(a)(15) of the NASD’s listing standards.

     We meet with management and the Company’s independent public accountants throughout the year and report the results of these activities to the Board of Directors. In this connection, the Audit Committee completed, among other activities, the following:

•	We reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with the Company’s management;

•	We discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as amended; and

•	We received written disclosure regarding independence from KPMG LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP its independence.

•	We discussed with management and KPMG LLP the process used to support certifications by the Company’s Chief Executive Officer and the Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.

•	We considered, in reliance on management and the independent auditor, whether the provision of non-audit related services by KMPG LLP is compatible with maintaining the independence of KPMG LLP.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Respectfully submitted,

John A. Scarpati, Chairman William J. Connors Timothy F. Price Joseph R. Thornton

(Members of the Audit Committee)

ANNUAL REPORT AND APPENDIX

     All Stockholders of record as of April 25, 2003 are being sent concurrently with this Proxy Statement a copy of the Company’s 2002 Annual Report on Form 10K. The 2002 Annual Report is incorporated by reference into this Proxy Statement and should be deemed a part hereof. The Company’s consolidated financial statements for the fiscal years ended December 31, 2000, 2001 and 2002, as well as additional information required to be provided to Stockholders pursuant to Rule l4a-3(b) under the Exchange Act, are included in the Annual Report. Requests for such additional copies of the Annual Report on Form 10K should be directed to ICG Communications, Inc., 161 Inverness Drive West, Englewood, CO 80112, Attention: Investor Relations. Copies of the Company’s various SEC reports, including its Annual Report on Form 10-K, are available for immediate retrieval from the SEC’s web site (www.sec.gov).

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote Proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

     The Company will bear all of the costs and expenses in connection with the solicitation of Proxies with respect to the matters described herein. In addition to solicitation of Proxies by use of mails, directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) of the Company may solicit the return of Proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the Proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

     It is important that Proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if the Proxy is mailed in the enclosed envelope in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Randall E. Curran
Randall E. Curran Chairman of the Board of Directors and Chief Executive Officer

APPENDIX A

AMENDED AND RESTATED CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF ICG COMMUNICATIONS, INC.

I. PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ICG Communications, Inc. (the “Company”) is to act on behalf of the Board and oversee all material aspects of the Company’s reporting, control and audit functions. The Committee will give particular attention to the qualitative aspects of financial reporting, the Company’s processes for the management of business and financial risk and compliance with applicable legal, ethical and regulatory requirements.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of three or more directors as determined by resolution of the Board. The Committee shall be comprised of “independent” Directors. For purposes of this Charter only, and until such time as the Company seeks to list its securities on a national exchange, “independent” shall be defined as a member who is not employed by the Company and receives no consulting, advisory or other compensatory fees, either directly or indirectly, from the Company other than those fees paid to the member in his or her capacity as a member of the Board or of the Committee. If and when the Company seeks to be listed on a national exchange, each member of the Committee will be “independent” as required by the Securities and Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission (the “SEC”) and any rules and regulations of the applicable national exchange.

     Each member of the Committee shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements; and (3) the ability to understand key business and financial risks and related controls and control processes. Further, at least one member of the Committee must be a “financial expert”, as such term is defined in the rules and regulations of the SEC, as the Board interprets such requirements in its business judgment.

     The members of the Committee shall be nominated by the Board and elected annually to one-year terms by a majority vote of the Board. The chairperson of the Committee shall be designated by a majority vote of the Committee. Any vacancy on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter. The Committee shall meet as often as it determines appropriate but not less frequently than twice every fiscal year and may hold special meetings as circumstances require. The Committee may meet separately in special session on a periodic basis with management and the

Company’s independent auditors to discuss any matters that the Committee or either of these groups believes should be discussed privately.

     A majority of the Committee members participating in a meeting shall constitute a quorum. The Committee may form and delegate authority to subcommittees when appropriate. Minutes shall be kept for each meeting of the Committee.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     The following are within the authority of the Committee:

     1.     The Committee shall be directly responsible for the appointment, compensation and oversight of the Company’s independent auditors. The independent auditors shall report directly to the Committee.

     2.     The Committee shall approve in advance all audit engagements and the terms thereof and, except as otherwise permitted under applicable laws and regulations, all permissible non-audit services by independent auditors. Approval of audit and permissible non-audit services may also be delegated to one or more designated members of the Committee, and the person(s) granting such approval shall report such approval to the full Committee at the next scheduled meeting.

     3.     The Committee shall obtain from the independent auditors at least annually a formal written statement delineating all relationships between the auditor and the Company and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

     4.     The Committee shall oversee the independence of the independent auditors by actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services (per item 3 above) that may impact the objectivity and independence of the independent auditors, and taking, or recommending that the full Board take, appropriate action to satisfy itself of the auditors’ independence.

     5.     The Committee shall review the following:

(i) the Company’s annual audited financial statements and quarterly financial statements and any major issues related thereto;

(ii) approve all critical accounting policies and practices used by the Company, including analyses of the effects of alternative treatments or treatments preferred by the independent auditors of financial information discussed by the independent auditors and management and the effects of alternative disclosures and GAAP methods on the Company’s financial statements; and

(iii) all other material written communications between the independent auditors and management, such as any “management” or “internal control” letter prepared by the independent auditors or schedule of unadjusted differences.

     6. The Committee shall attempt to resolve all disagreements between the independent auditors and management regarding financial reporting.

     7.     The Committee shall review and evaluate on a regular basis the adequacy and effectiveness of the Company’s internal control structure and procedures for detecting accounting and reporting financial errors, fraud and defalcations, legal violations and non-compliance with the corporate code of conduct, and discuss with the independent auditors, the internal auditors and management the annual internal control report made by management, and attested to by the independent auditors, that assesses such internal control structures and procedures.

     8.     The Committee shall prepare the report required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement.

     9.     The Committee shall review the Company’s policies relating to the avoidance of conflicts of interest and monitor compliance with the Company’s Code of Ethics; unless otherwise approved by the Board, the Committee shall approve all changes to or waivers of the Company’s Code of Ethics for executive officers or directors and must promptly disclose their existence and terms, as required by any law, regulation or applicable exchange listing standard.

     10.     The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of communications regarding questionable accounting or auditing matters.

     11.     The Committee shall engage and determine funding for such independent professional advisers and counsel, as the Committee determines are appropriate to carry out its functions hereunder, the cost of which shall be borne by the Company.

     12.     The Committee shall review and approve all related-party transactions on an ongoing basis, other than such transaction that is approved by a comparable body of the Board.

     13.     The Committee shall oversee the Company’s internal audit function, but shall provide the internal auditors with direct access to the Board of Directors as required by existing regulations and listing requirements.

     14.     The Committee shall perform such additional activities as may be required by applicable law or applicable exchange listing requirement, and shall consider such other matters as the Committee or the Board deems necessary or appropriate.

     15.     The Committee shall reassess the adequacy of this Charter on an annual basis.

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Likewise, the Committee is not responsible for matters not disclosed or brought to its attention pursuant to the Company’s Code of Ethics.

* * *

ICG COMMUNICATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

To the Stockholders of ICG Communications, Inc.:

We cordially invite you to the 2003 Annual Meeting of Stockholders (the “Meeting”) of ICG Communications, Inc. (the “Company”). The Meeting will be held on Tuesday, June 3, 2003 at 8:30 a.m. Eastern daylight time at 67 Park Place, Morristown, New Jersey. At the Meeting, we expect to act upon the following matters:

(Continued and to be signed on the reverse side)

      14475

ANNUAL MEETING OF STOCKHOLDERS OF

ICG COMMUNICATIONS, INC.

June 3, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

- Please detach and mail in the envelope provided. -

THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of one director to serve on the Company’s Board of Directors;					FOR	AGAINST	ABSTAIN
				2.	The ratification of the adoption by the Board of Directors of the Company’s Directors’ Stock Option Plan;	☐	☐	☐
NOMINEE
☐ ☐	FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE	Randall E. Curran		3.	The ratification of the appointment of KPMG LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2003; and	☐	☐	☐

				4.	The transaction of such other business as may properly come before the Meeting and at any adjournments thereof.

Only Stockholders of record of the Company’s common stock, at the close of business on April 25, 2003, which has been fixed as the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting.

If no specification is indicated on the Proxy, the shares represented thereby will be voted: (i) FOR the election of Randall E. Curran as a director; (ii) FOR the ratification of the adoption of the Directors’ Stock Option Plan; and (iii) FOR the ratification of the appointment of the Company’s auditors, KPMG LLP.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.